UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2016

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	001-37613	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16415 Addison Road, Suite 300, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(972) 865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                 Results of Operations and Financial Condition.

On August 15, 2016, COPsync, Inc. (the “Registrant”) issued a press release announcing its financial results for the fiscal quarter ended June 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Also on August 15, 2016, the Registrant held a conference call relating to the Registrant’s financial results for the fiscal quarter ended June 30, 2016.  A transcript from this conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 and Exhibit 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15 and August 16, 2016, respectively, board members Brian K. Tuskan and Robert Harris informed the Company of their resignations from the Company’s Board of Directors, to be effective on each of such dates.

As noted by Mr. Ronald A. Woessner, the Company’s chief executive officer, during the Company’s quarterly conference call held on August 15, 2016 (see transcript furnished as Exhibit 99.2), the Company is focused on positioning itself for sustainable and profitable growth for many years to come.  The Company continues to look to strengthen its leading position in Texas to establish it as a model for other states to follow and has established a large sales presence in Texas and in other states throughout the U.S. As the Company continues to strengthen its sales efforts and business development efforts, the vacancies created by these resignations present an opportunity for the Company to recruit persons who can help the Company achieve its growth objectives in its targeted geographies throughout the U.S and its capital funding needs.

Item 9.01                 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 15, 2016, entitled “COPsync Announces Second Quarter 2016 Financial Results.”
99.2	Transcript of COPsync, Inc. conference call, held on August 15, 2016, relating to reported financial results for the fiscal quarter ended June 30, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, Inc.

Dated: August 18, 2016	By:	/s/ Ronald A. Woessner
	Name:	Ronald A. Woessner
	Title:	Chief Executive Officer